UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

FARMER BROS. CO.
(Name of Registrant as Specified in its Charter)
JEANNE FARMER GROSSMAN
JEANNE GROSSMAN LIVING TRUST
1964 JEANNE ANN FARMER GROSSMAN TRUST
1969 JEANNE ANN FARMER GROSSMAN TRUST
1972 JEANNE ANN FARMER GROSSMAN TRUST
1987 ROY F FARMER TRUST II
1988 ROY F FARMER TRUST II
1988 ROY F FARMER TRUST III
1990 BRYNN ELIZABETH GROSSMAN TRUST
1992 BRYNN ELIZABETH GROSSMAN TRUST
THOMAS WILLIAM MORTENSEN
JONATHAN MICHAEL WAITE
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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November 5, 2019
Dear Fellow Farmer Bros. Stockholders:
Jeanne Farmer Grossman, individually and as the sole trustee of certain trusts (collectively, “we,” “us,” or “our”), together with the other participants in this solicitation, are the beneficial owners of 834,980 shares of common stock, par value $1.00 per share (“Common Stock”), of Farmer Bros. Co., a Delaware corporation (“Farmer Bros.” or the “Company”), as of the date hereof, representing approximately 4.9% of the outstanding shares of Common Stock.
We believe changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with your best interests. We are seeking your support for the election of our two nominees, Thomas William Mortensen and Jonathan Michael Waite, and the Company’s candidates for election (other than Charles F. Marcy and Christopher P. Mottern) at the annual meeting of stockholders scheduled to be held at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092, on Tuesday, December 10, 2019, at 10:00 a.m., Central Standard Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). We are seeking representation on the Board because we believe that the Company will benefit from the addition of directors with relevant skill sets and a common goal of enhancing stockholder value. The individuals we have nominated are highly qualified, capable and ready to serve the best interests of stockholders.
We believe that our interests are fully aligned with the interests of all Farmer Bros. stockholders. We believe there is significant value to be realized at Farmer Bros. However, we are concerned that the Board is not taking the appropriate action to maximize stockholder value. We strongly believe that the Board must be reconstituted to ensure that the directors take the necessary steps for the Company’s stockholders to realize the maximum value of their investment.
The Company currently has a classified Board, which is divided into three classes. According to the Company, the terms of three Class I directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two nominees, Thomas William Mortensen and Jonathan Michael Waite, and the Company’s candidates for election (other than Charles F. Marcy and Christopher P. Mottern) as Class I directors. If elected, our nominees will constitute a minority on the Board and there can be no guarantee that our nominees will be able to implement the actions they believe necessary to unlock shareholder value.
We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about November 5, 2019.
If you are a participant in the Farmer Bros. Co. Employee Stock Ownership Plan (the “ESOP”), you should follow the instructions provided by the ESOP trustee, GreatBanc Trust Company (the “ESOP Trustee”), with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting.
If you have already voted for the Company’s management slate, you have every right to change your vote by signing, dating and returning a later dated GOLD proxy card or by voting in person at the Annual Meeting.
If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.
Thank you for your support,
/s/ Jeanne Farmer Grossman

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of our proxy materials, please contact Okapi Partners at the phone numbers or email listed below.
OKAPI PARTNERS LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
(212) 297-0720
Shareholders Call Toll-Free at: (877) 274-8654
E-mail: info@okapipartners.com

2019 ANNUAL MEETING OF STOCKHOLDERS OF
FARMER BROS. CO.

PROXY STATEMENT
OF
JEANNE FARMER GROSSMAN

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY
Jeanne Farmer Grossman, the Jeanne Grossman Living Trust, the 1964 Jeanne Ann Farmer Grossman Trust, the 1969 Jeanne Ann Farmer Grossman Trust, the 1972 Jeanne Ann Farmer Grossman Trust, the 1987 Roy F Farmer Trust II, the 1988 Roy F Farmer Trust II, the 1988 Roy F Farmer Trust III, the 1990 Brynn Elizabeth Grossman Trust, and the 1992 Brynn Elizabeth Grossman Trust (collectively, “we,” “us,” or “our”), together with the other participants in this solicitation, beneficially own approximately 4.9% of the outstanding common stock, par value $1.00 per share (“Common Stock”), of Farmer Bros. Co., a Delaware corporation (“Farmer Bros.” or the “Company”), as of the date hereof. We believe changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with your best interests. Our director nominees, Thomas William Mortensen and Jonathan Michael Waite, have strong, relevant backgrounds and are committed to fully exploring all opportunities to unlock stockholder value. We are seeking your support at the annual meeting of stockholders scheduled to be held at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092, on Tuesday, December 10, 2019, at 10:00 a.m., Central Standard Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:
1. To elect Thomas William Mortensen and Jonathan Michael Waite (each a “Nominee” and, collectively, the “Nominees”) and the Company’s candidates other than Charles F. Marcy and Christopher P. Mottern (the “Excluded Company Nominees”) as Class I directors of the Board for a three-year term of office expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020;
3. To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers;
4. To approve a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors, beginning at the 2020 annual meeting (the “Company Declassification Proposal”); and
5. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
The Company has disclosed that the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is October 18, 2019 (the “Record Date”). Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company’s proxy statement, as of the Record Date, there were 17,148,790 shares of Common Stock entitled to 17,148,790 votes, and 14,700 shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share, of the Company (“Series A Preferred Stock”), entitled to 411,271 votes, for a total of 17,560,061 votes, outstanding and entitled to vote at the Annual Meeting, and that each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of the Common Stock as a single class.
As of the date hereof, Jeanne Farmer Grossman, individually and as the sole trustee of above-referenced trusts (collectively, the “Trusts”), and the Nominees collectively beneficially own 834,980 shares of Common Stock.

As discussed under the heading “Background of the Solicitation,” Ms. Grossman has submitted to the Company a stockholder proposal urging the Board to take all necessary steps to declassify the Board. So long as the Company does not withdraw the Company Declassification Proposal and presents the Company Declassification Proposal for a vote at the Annual Meeting, we plan to vote for the Company Declassification Proposal at the Annual Meeting in lieu of voting for Ms. Grossman’s declassification proposal. As such, we are not at this time seeking your proxy to vote on Ms. Grossman’s declassification proposal. If the Company withdraws the Company Declassification Proposal, we may supplement this Proxy Statement to provide shareholders an opportunity to vote by proxy on Ms. Grossman’s declassification proposal.
THIS SOLICITATION IS BEING MADE BY JEANNE FARMER GROSSMAN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.
WE URGE YOU SIGN, DATE AND RETURN THE GOLD PROXY CARD AND VOTE FOR THE ELECTION OF MR. MORTENSON, MR. WAITE AND THE COMPANY’S CANDIDATES FOR ELECTION AS DIRECTOR (OTHER THAN THE EXCLUDED COMPANY NOMINEES), FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2020, ABSTAIN ON THE ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AND FOR THE MANAGEMENT PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE PHASED-IN DECLASSIFICATION OF THE BOARD OF DIRECTORS, BEGINNING AT THE 2020 ANNUAL MEETING.
IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING. IF YOU ARE A PARTICIPANT IN THE FARMER BROS. CO. EMPLOYEE STOCK OWNERSHIP PLAN (THE “ESOP”), YOU SHOULD FOLLOW THE INSTRUCTIONS PROVIDED BY THE ESOP TRUSTEE, GREATBANC TRUST COMPANY (THE “ESOP TRUSTEE”), WITH RESPECT TO HAVING THE SHARES ALLOCATED TO YOU IN THE ESOP VOTED AT THE ANNUAL MEETING. IF YOU ARE AN ESOP PARTICIPANT AND WANT TO REVOKE ANY PRIOR VOTING INSTRUCTIONS YOU PROVIDED TO THE ESOP TRUSTEE IN RESPECT OF THE ANNUAL MEETING, YOU MUST CONTACT THE ESOP TRUSTEE.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting — This Proxy Statement and our GOLD proxy card are available at www.okapivote.com/FarmerBros

IMPORTANT
Your vote is important, no matter how few shares of Common Stock you own. We urge you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of Mr. Mortenson, Mr. Waite and the Company’s candidates for election (other than the Excluded Company Nominees), and FOR the management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors, beginning at the 2020 Annual Meeting.
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If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Jeanne Farmer Grossman, c/o Okapi Partners LLC (“Okapi Partners”), in the enclosed postage-paid envelope today.

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If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

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Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

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If you are a participant in the ESOP, you should follow the instructions provided by the ESOP Trustee with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “WITHHOLD ALL” as a protest against the Company’s nominees, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our GOLD proxy card. So please make certain that the latest dated proxy card you return is the GOLD proxy card. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee.
OKAPI PARTNERS LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
(212) 297-0720
Shareholders Call Toll-Free at: (877) 274-8654
E-mail: info@okapipartners.com

Background to the Solicitation
The following is a chronology of events leading up to this proxy solicitation:
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Jeanne Farmer Grossman served on the Company’s Board from December 2009 until December 2018. Ms. Grossman’s experience on the Board provided her a firsthand account of what she saw as significant failings on the Board and at the Company’s executive levels, particularly in recent years. Ms. Grossman regularly expressed her concerns at Board meetings and with the Company’s officers, but she does not believe action was ever taken in response. Despite her willingness to continue to serve and help lead the Company in the right direction, the Company did not nominate Ms. Grossman to stand for reelection at the Company’s 2018 Annual Meeting of Stockholders, upon the holding of which her service as a director terminated.

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During the Spring of 2019, Ms. Grossman crafted and delivered to the Board a detailed, 29-page position paper, which described her concerns regarding the Company’s leadership, governance, culture, operations and direction, along with suggestions on how the Board and the Company could significantly improve in these areas. Ms. Grossman also requested that she be afforded an opportunity to meet with the Board to discuss the concerns raised in her position paper.

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After making numerous requests, Ms. Grossman was ultimately granted a meeting with the Board on June 6, 2019. However, at that meeting, the Board refused to engage in any meaningful discussion regarding any of the concerns raised by Ms. Grossman. To Ms. Grossman’s knowledge, as of the date hereof, neither the Company nor the Board have taken any action in response to any of the issues raised by her in the position paper or during the June 6, 2019 meeting.

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On September 5, 2019, Ms. Grossman delivered a letter to the Company (i) nominating the Nominees for election to the Board at the Annual Meeting and (ii) submitting a stockholder proposal urging the Board to take all necessary steps to declassify the Board.

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On October 23, 2019, Ms. Grossman filed a Preliminary Proxy Statement with the Securities and Exchange Commission (the “SEC”) with respect to the Annual Meeting.

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On November 4, 2019, Ms. Grossman filed a Definitive Proxy Statement with the SEC with respect to the Annual Meeting.

We urge you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of Mr. Mortenson, Mr. Waite and the Company’s candidates for election (other than the Excluded Company Nominees), and FOR the management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors, beginning at the 2020 Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
According to the Company, the Company currently has a classified Board, which is divided into three classes. The directors in each class are elected for terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders. According to the Company, the terms of three Class I directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two Nominees, Thomas William Mortensen and Jonathan Michael Waite. If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value.
THE GROSSMAN NOMINEES
The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. This information has been furnished to us by the Nominees. Our nomination of the Nominees was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. Both of the Nominees are citizens of the United States.
Thomas William Mortensen, age 66, is currently retired after 37 years of service to Farmer Bros., where he worked from 1978 to 2015. During his tenure at the Company, Mr. Mortensen occupied several positions including branch manager, sales promotion, division manager, regional sales manager, national sales manager, vice president (western region) and senior vice president of route sales. Prior to his tenure at the Company, Mr. Mortensen served four years in the United States armed forces. We believe that Mr. Mortensen’s extensive knowledge of coffee, tea and culinary product sales and distribution, long-term interest in the success of the Company, and process improvement would make him a valuable addition to the Board.
Jonathan Michael Waite, age 36, has been engaged in construction consulting since 2017. Mr. Waite had a 13-year career at Farmer Bros., where he worked from 2004 to 2017. During his time at Farmer Bros., Mr. Waite held various positions including special projects manager, director of green coffee operations, vice president of coffee and vice president of construction development. Prior to his tenure at the Company, Mr. Waite attended California State University Long Beach, with a focus on construction engineering and business management. We believe that Mr. Waite’s extensive knowledge of the Company’s products, operations, vendors and customers and long-term interest in the success of the Company would make him a valuable addition to the Board.
The principal business address of Mr. Mortenson is 2691 E. Stacey Rd., Gilbert, Arizona 85298. The principal business address of Mr. Waite is PO Box 807, Argyle, TX 76226.
As of the date of this Proxy Statement, Mr. Waite directly owns 4,675 shares of Common Stock of the Company, representing less than 1% of the Company’s outstanding shares of Common Stock, and Mr. Mortenson does not own, beneficially or of record, any securities of the Company.
There are no arrangements or understandings between Jeanne Farmer Grossman or the Trusts and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein were made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.
We have no knowledge of any facts that would prevent a determination by the Board that Mr. Mortenson is independent in accordance with the corporate governance standards of the Company and the pertinent NASDAQ listing standards. As the NASDAQ listing standards require that a director have not been employed by the Company during the past three years in order to be independent, Mr. Waite would not be eligible to be determined independent in accordance with the corporate governance standards of the Company and the pertinent NASDAQ listing standards until the three-year anniversary of his termination of employment with the Company in January 2020 (just one month after the holding of the Annual Meeting).

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s bylaws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominees in accordance with the Company’s Bylaws and the shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.
If elected, the Nominees would only constitute two of the three Class I directors up for election at the Annual Meeting. Therefore, we are “rounding out” our slate to give stockholders who vote on the enclosed GOLD proxy card the opportunity to vote for all Class I directorships, including candidates who have been nominated by the Company (other than the Excluded Company Nominees). Stockholders will therefore be able to vote on the GOLD proxy card for the total number of Class I directors up for election at the Annual Meeting. You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, background, qualifications and other information concerning the Company’s director nominees. There is no assurance that any of the Company’s nominees will serve as directors if one or both of the Nominees are elected to the Board.
Vote Required
According to the Company, each share of Common Stock is entitled to one vote for each of the three director seats to be filled at the Annual Meeting and each share of Series A Preferred Stock is entitled to vote on an as-converted basis together with the Common Stock as a single class for each of the three director seats to be filled at the Annual Meeting. Cumulative voting is not permitted.
Further according to the Company, directors are elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the Nominees or Company nominees, your shares will not be voted with respect to those Nominees or Company nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.
WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES AND FOR THE COMPANY’S CANDIDATES FOR ELECTION (OTHER THAN THE EXCLUDED COMPANY NOMINEES) BY SIGNING, DATING AND RETURNING YOUR GOLD PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has selected Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending June 30, 2020 and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. Therefore, the Company is submitting the appointment of Deloitte & Touche LLP for ratification of the stockholders at the Annual Meeting.
As disclosed in the Company’s proxy statement, stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. The Company additionally explained that if the Company’s stockholders fail to ratify the selection, then the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP but still may retain them. Further, according to the Company, even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s best interest and that of stockholders.
Vote Required
According to the Company, the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote thereat is required to ratify the selection of Deloitte & Touche LLP. Abstentions will have the same effect as votes “against” the ratification. Broker non-votes will not affect the outcome of this proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how such shares are to be voted will not be entitled to vote at the Annual Meeting.
WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2020, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED
EXECUTIVE OFFICERS
As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to vote, on an advisory (non-binding) basis, on the compensation paid to the Company’s named executive officers. This proposal, commonly known as a “say-on-pay” resolution, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the alignment of the interest of the Company’s named executive officers with stockholders. Accordingly, the Company is asking stockholders to vote for the following resolution:
“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Securities and Exchange Commission rules in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in [the Company’s] Proxy Statement.”
As disclosed in the Company’s proxy statement, the stockholder vote on this say-on-pay resolution is an advisory vote only, is not binding on the Company, and under the Compensation Committee’s charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for the Company’s named executive officers. The Company further explained that while the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue and will consider the outcome of the vote and those opinions when making future compensation decisions.
Vote Required
According to the Company, the approval of the advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the compensation paid to the Company’s named executive officers because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.
WE RECOMMEND A VOTE OF “ABSTAIN” WITH RESPECT TO THIS ADVISORY (NON-BINDING) RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AND INTEND TO “ABSTAIN” ON THIS RESOLUTION.

PROPOSAL NO. 4
APPROVAL OF THE COMPANY’S PROPOSAL TO AMEND THE COMPANY’S AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE PHASED-IN
DECLASSIFICATION OF THE BOARD OF DIRECTORS
As discussed in further detail in the Company’s proxy statement, the Board has determined that it would be in the best interests of the Company’s stockholders to declassify the Board to allow the stockholders to vote on the election of the entire Board each year, rather than on a staggered basis, pursuant to a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation set forth in Annex A to the Company’s proxy statement (the “Amendment”).
Vote Required
According to the Company, the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote thereat is required to approve the Amendment. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of this proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.
WE RECOMMEND A VOTE “FOR” APPROVAL OF THE COMPANY’S PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE PHASED-IN DECLASSIFICATION OF THE BOARD OF DIRECTORS.

VOTING AND PROXY PROCEDURES
Holders of Common Stock are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Each share of Series A Preferred Stock entitles the holder(s) thereof as of the Record Date to vote on each matter to be acted on at the Annual Meeting on an as-converted basis together with the holders of the Common Stock as a single class. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock or Preferred Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock or Preferred Stock after the Record Date. Based on information made available by the Company, we believe that the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the shares of Common Stock and the shares of Preferred Stock.
Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees and the Company’s candidates for election (other than the Excluded Company Nominees), FOR the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2020, ABSTAIN on the compensation paid to the Company’s named executive officers, FOR the Company’s proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors, beginning at the 2020 annual meeting, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.
If you are a participant in the ESOP, you should follow the instructions provided by the ESOP Trustee with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting. Each ESOP participant has the right to direct the ESOP Trustee on how to vote the shares of Common Stock allocated to his or her account under the ESOP. The ESOP Trustee will vote all of the unallocated ESOP shares (i.e., shares of Common Stock held in the ESOP, but not allocated to any participant’s account) and allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee. If you are a participant in the ESOP, although you may attend the Annual Meeting in person, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP.
Quorum; “Street Name” Holders; Discretionary Voting
A quorum is the minimum number of shares of Common Stock and Series A Preferred Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting, allowing votes to be taken and counted for business to be conducted at the Annual Meeting.
If you are a record holder of shares of Common Stock or Series A Preferred Stock as of the Record Date and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker or other nominee submits a proxy covering your shares. If your bank, broker or other nominee is not given specific voting instructions, shares held in the name of the bank, broker, or other nominee will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting because this is a contested election and, accordingly, will not be counted as present for the purpose of determining a quorum.
In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the total number of shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) represented and entitled to vote at the Annual Meeting.

Whether you are a stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person to vote, vote over the Internet or vote by telephone in order for your vote to be counted and for the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares will not count for purposes of attaining a quorum, and will not be voted on those proposals.
Votes Required for Approval
Election of Directors — According to the Company’s proxy statement, directors are elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board at the Annual Meeting who receive the highest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Broker non-votes will also not affect the outcome of the election of directors.
Ratification of the Appointment of Public Accounting Firm — According to the Company’s proxy statement, the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the ratification. Broker non-votes will not affect the outcome of this proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how such shares are to be voted will not be entitled to vote at the Annual Meeting.
Advisory Vote on Executive Compensation — According to the Company’s proxy statement, the advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the compensation paid to the Company’s named executive officers because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted are not entitled to vote at the Annual Meeting.
Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Declassify the Company’s Board — According to the Company’s proxy statement, the Board has determined that it would be in the best interests of the stockholders to declassify the Board to allow the stockholders to vote on the election of the entire Board each year, rather than on a staggered basis. The approval of the Company’s proposal to amend the Company’s Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of this proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.
If you sign and submit your GOLD proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the recommendations specified herein and in accordance with the discretion of the persons named on the GOLD proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

Revocation of Proxies
Record Holders — Stockholders of record may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by giving a duly executed proxy bearing a later date, or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Jeanne Farmer Grossman, c/o Okapi Partners at the address set forth on the back cover of this Proxy Statement, or to the Company’s Secretary, at the Company’s principal executive offices at 1912 Farmer Brothers Drive, Northlake, Texas 76262 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Jeanne Farmer Grossman, c/o Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.
ESOP Holders — If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee.
“Street Name” Holders — If you are a beneficial holder of shares held in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee to revoke prior voting instructions.
IF YOU WISH TO VOTE FOR THE ELECTION OF MS. GROSSMAN’S NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
SOLICITATION OF PROXIES
The solicitation of proxies pursuant to this Proxy Statement is being made by Jeanne Farmer Grossman and the various Trusts of which she is the sole trustee. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.
Ms. Grossman has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $150,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Company stock they hold of record. We will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately 25 persons to solicit stockholders for the Annual Meeting.
The entire expense of soliciting proxies is being borne by Ms. Grossman. Costs of this solicitation of proxies are currently estimated to be approximately $350,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Ms. Grossman estimates that through the date hereof her expenses in connection with this solicitation are approximately $175,000. Ms. Grossman may seek reimbursement from the Company of all expenses she incurs in connection with this solicitation. Should Ms. Grossman seek such reimbursement, she does not intend to submit the question of such reimbursement to a vote of security holders of the Company.
ADDITIONAL PARTICIPATION INFORMATION
Ms. Grossman, the Trusts, and the Nominees are participants in this solicitation. The principal occupation of Ms. Grossman was a school teacher, from which she is retired. Ms. Grossman is also a former director of the Company. The principal business of the Trusts is to serve as a family investment planning vehicle. Ms. Grossman is a citizen of the United States. The business address of Ms. Grossman and each of the Trusts is c/o Drinker Biddle & Reath LLP, 1800 Century Park East, Suite 1500, Los Angeles, California 90067, Attn: Sujata P. Wiese. Jonathan Michael Waite is the nephew of Ms. Grossman.

As of the date hereof: Ms. Grossman directly owns 18,874 shares of Common Stock; the Jeanne Grossman Living Trust directly owns 618,439 shares of Common Stock; the 1964 Jeanne Ann Farmer Grossman Trust directly owns 6,050 shares of Common Stock; the 1969 Jeanne Ann Farmer Grossman Trust directly owns 70,460 shares of Common Stock; the 1972 Jeanne Ann Farmer Grossman Trust directly owns 24,000 shares of Common Stock; the 1987 Roy F Farmer Trust II directly owns 65,930 shares of Common Stock; the 1988 Roy F Farmer Trust II directly owns 5,060 shares of Common Stock; the 1988 Roy F Farmer Trust III directly owns 5,060 shares of Common Stock; the 1990 Brynn Elizabeth Grossman Trust directly owns 6,882 shares of Common Stock; and the 1992 Brynn Elizabeth Grossman Trust directly owns 9,550 shares of Common Stock. Ms. Grossman, as sole trustee of the Trusts, is the beneficially owner of all 811,431 shares of Common Stock collectively owned by the Trusts.
Each participant in this solicitation, as a member of the “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 834,980 shares of Common Stock owned in the aggregate by all of the participants in this solicitation.
Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own except to the extent of his, her or its pecuniary interest therein. For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.
The shares of Common Stock directly owned by each of the Trusts were transferred to each respective trust in accordance with trust instruments to successor trustees and beneficiaries under various family trusts. Accordingly, no shares of Common Stock were purchased by any of such trusts. The shares of Common Stock directly owned by Ms. Grossman were acquired through restricted stock grants she received from the Company during her term of service as a director of the Company. The shares of Common Stock directly owned by Jonathan Michael Waite were acquired in part from a distribution from a family trust, in part from restricted stock grants made to Mr. Waite when he was an employee of the Company, and in part from Mr. Waite’s participation in the ESOP when he was an employee of the Company.
Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xii) no participant holds any positions or offices with the Company; (xiii) no participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, and (xiv) no companies or organizations, with which any of the participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.
OTHER MATTERS AND ADDITIONAL INFORMATION
As discussed in this Proxy Statement under the heading “Background of the Solicitation,” Ms. Grossman has submitted to the Company a stockholder proposal urging the Board to take all necessary steps to declassify the Board. So long as the Company does not withdraw the Company Declassification Proposal and presents the Company Declassification Proposal for a vote at the Annual Meeting, we plan to vote for the Company Declassification Proposal at the Annual Meeting in lieu of voting for Ms. Grossman’s declassification proposal. As such, we are not at this time seeking your proxy to vote on Ms. Grossman’s declassification proposal. If the Company withdraws the Company Declassification Proposal, we may supplement this Proxy Statement to provide shareholders an opportunity to vote by proxy on Ms. Grossman’s declassification proposal.
We are unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which we are not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.
STOCKHOLDER PROPOSALS AND NOMINATIONS
The following information on stockholder proposals and nominations is based off of information provided by the Company in its proxy statement.
Proposals Pursuant to Rule 14a-8
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s Proxy Statement and form of proxy for consideration at the Company’s 2020 annual meeting of stockholders. To be eligible for inclusion in the Company’s 2020 Proxy Statement, stockholder proposals must be received by the Company at its principal executive offices no later than June 27, 2020 and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.
Proposals and Nominations Pursuant to the Company’s Bylaws
The Company’s Bylaws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s Proxy Statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2020 annual meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than August 12, 2020, and no later than September 11, 2020, and must comply with the other provisions of the Company’s Bylaws summarized below; provided, however, that in the event that the 2020 annual meeting is called for a date that is not within 30 days before or after the anniversary date of the 2019 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2020 annual meeting was mailed or public disclosure of the date of the 2020 annual meeting was made, whichever first occurs.
The Bylaws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and

(iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
The notice given by a stockholder regarding other business to be brought before an annual meeting of stockholders must be provided within the time frames described above and set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
You may write to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.
INCORPORATION BY REFERENCE
WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.
All information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

SCHEDULE I
TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS
Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Jeanne Farmer Grossman
Restricted Stock Grant	1,901	December 8, 2017
Jeanne Grossman Living Trust
Transfer of Common Stock Resulting in Receipt	231,187	January 5, 2018
Sale of Common Stock	(4,118)	December 5, 2017
Sale of Common Stock	(1,473)	December 4, 2017
Sale of Common Stock	(1,358)	December 1, 2017
Sale of Common Stock	(2,291)	November 30, 2017
Sale of Common Stock	(3,623)	November 29, 2017
Sale of Common Stock	(5,613)	November 28, 2017
Sale of Common Stock	(1,524)	November 27, 2017
1964 Jeanne Ann Farmer Grossman Trust
Sale of Common Stock	(3,620)	March 14, 2018
Sale of Common Stock	(2,080)	March 13, 2018
Sale of Common Stock	(10,000)	March 12, 2018
Sale of Common Stock	(5,000)	March 8, 2018
Sale of Common Stock	(15,000)	March 7, 2018
Transfer of Common Stock Resulting in Receipt	321,750	January 5, 2018
1969 Jeanne Ann Farmer Grossman Trust
Sale of Common Stock	(1,000)	February 13, 2019
Sale of Common Stock	(6,500)	December 10, 2018
Transfer of Common Stock Resulting in Receipt	77,960	January 5, 2018
1972 Jeanne Ann Farmer Grossman Trust
Transfer of Common Stock Resulting in Receipt	24,000	January 5, 2018
1987 Roy F Farmer Trust II
Transfer of Common Stock Resulting in Receipt	65,930	January 5, 2018
1988 Roy F Farmer Trust II
Sale of Common Stock	(1,000)	December 10, 2018
I-1

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
1988 Roy F Farmer Trust III
Sale of Common Stock	(1,000)	December 10, 2018
1990 Brynn Elizabeth Grossman Trust
Sale of Common Stock	(1,000)	December 10, 2018
1992 Brynn Elizabeth Grossman Trust
n/a	n/a	n/a
Thomas William Mortensen
n/a	n/a	n/a
Jonathan Michael Waite
Sale of Common Stock	(2,999)	October 16, 2019
Sale of Common Stock	(1)	October 11, 2019
Sale of Common Stock	(800)	August 19, 2019
Sale of Common Stock	(2,200)	August 16, 2019
Sale of Common Stock	(900)	April 5, 2019
Sale of Common Stock	(800)	March 18, 2019
Sale of Common Stock	(220)	November 30, 2018
Sale of Common Stock	(2,377)	November 29, 2018
Sale of Common Stock	(603)	August 6, 2018
Sale of Common Stock	(800)	December 4, 2017
I-2

SCHEDULE II
The following table is reprinted from the definitive proxy statement filed by Farmer Bros. Co. with the Securities and Exchange Commission on October 25, 2019.
SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of October 10, 2019, by all persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities as of such date, based on 17,093,166 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 411,271 shares of Common Stock on an as-converted basis, outstanding as of October 10, 2019. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. As of October 10, 2019, 100% of the shares of Series A Preferred Stock were owned by Boyd Coffee Company. For purposes of this table, the Company has treated the Series A Preferred Stock as converted into Common Stock.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Richard F. Farmer(2)	1,357,184	7.8
Farmer Bros. Co. Employee Stock Ownership Plan(3)	1,250,445	7.3
Levin Easterly Partners LLC and affiliated entities(4)	1,567,471	9.0
Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon, Steven R. Monieson(5)	1,729,685	9.9
Russell Investments Group, Ltd.(6)	2,639,756	15.1
Dimensional Fund Advisors LP(7)	929,387	5.3
Adage Capital Partners, L.P. and affiliated entities(8)	869,699	5.0

(1)
Percent of class is calculated based on total outstanding voting securities of 17,504,437, including 17,093,166 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 411,271 shares of Common Stock on an as-converted basis, outstanding as of October 10, 2019, and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.

(2)
This information is based on a Schedule 13D/A filed with the SEC on January 16, 2018 (the “Farmer Schedule 13D/A”) and a Form 4 filed with the SEC on February 1, 2018 by Richard F. Farmer. The Farmer Schedule 13D/A and Farmer Form 4 reported that Richard F. Farmer is the beneficial owner, with sole voting and dispositive power, of 1,357,184 shares of Common Stock through certain trusts. As stated in the Farmer Schedule 13D/A, the address for Richard F. Farmer is P.O. Box 50725, Eugene, Oregon 97405.

(3)
This information is based on the Company’s records and includes 1,250,445 shares of Common Stock that are held in the ESOP and allocated to a participant’s account (“allocated shares”) as of

October 10, 2019, after giving effect to the allocation of shares to participant accounts for calendar year 2018. The ESOP Trustee votes allocated shares as directed by such participant or beneficiary of the ESOP. The present members of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the ESOP, are David G. Robson, Ronald J. Friedman, Alexander Stephanopoulos, Scott Lyon and Ronald Lynch. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the ESOP except for those, if any, that have been allocated to the member as a participant in the ESOP. The address of the ESOP is c/o Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262.
(4)
This information is based on a Schedule 13D/A filed with the SEC on October 3, 2019 (the “LCS Schedule 13D/A”) by Levin Easterly Partners LLC (“LEP”), filing jointly with LE Partners Holdings LLC (“LEPH”), LE Partners Holdings II LLC (“LEPHII”), LE Partners Holdings III LLC (“LEPHIII”), LE Partners Holdings IV LLC (“LEPHIV”), Darrell Crate, Avshalom Kalichstein, John Murphy and Levin Capital Strategies, LP (“LCS”) (collectively, the “LCS Filing Group”). The LCS Schedule 13D/A reported that the LCS Filing Group is the beneficial owner of an aggregate of 1,567,471 shares of Common Stock as follows: 1,566,356 shares of Common Stock are beneficially owned by LEP, LEPH, LEPHII, LEPH III, LEPHIV, Mr. Crate and Mr. Kalichstein; 1,567,471 shares of Common Stock are beneficially owned by Mr. Murphy; and 1,115 shares of Common Stock are beneficially owned, with shared voting and dispositive power, by LCS. Each of LEP, LEPH, LEPHII, LEPHIV, Mr. Crate, and Mr. Kalichstein have shared voting power with respect to 1,316,530 shares of Common Stock and shared dispositive power with respect to 1,566,356 shares of Common Stock. As disclosed in the LCS Schedule 13D/A, various separately managed accounts for whom Levin Easterly acts as investment manager have the right to receive dividends from, and the proceeds from the sale of 1,566,356 shares of Common Stock. Dispositive power over such Shares is shared. Voting power over such Shares is deemed shared between such managed accounts and Levin Easterly with respect to 1,316,530 shares of Common Stock. One managed account managed by Mr. Murphy for whom LCS acts as investment manager has the right to receive dividends from, and the proceeds from the sale of 1,115 shares of Common Stock. Dispositive power over such Shares is shared. Voting power over such shares of Common Stock is deemed shared between such managed account and LCS with respect to 1,115 Shares. As stated in the LCS Schedule 13D/A, the address of the LCS Filing Group is 595 Madison Avenue, 17th Floor, New York, New York 10022.

(5)
This information is based on a Schedule 13G/A filed with the SEC on January 9, 2019 (the “Trigran Schedule 13G/A”) by Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson (collectively, the “Trigran Filing Group”). The Trigran Schedule 13G/A reports that the Trigran Filing Group shares voting and dispositive power over 1,729,685 shares of Common Stock. Pursuant to the Trigran Schedule 13G/A, Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson are the controlling shareholders and/or sole directors of Trigran Investments, Inc. and may be considered the beneficial owners of the shares of Common Stock beneficially owned by Trigran Investments, Inc. As indicated in the Trigran Schedule 13G/A, the address of the Trigran Filing Group is 630 Dundee Road, Suite 230, Northbrook, Illinois 60062.

(6)
This information is based on a Schedule 13G/A filed with the SEC on October 10, 2019 (the “Russell Schedule 13G”) by Russell Investments Group, Ltd. (“Russell Investments”). The Russell Schedule 13G/A reports that Russell Investments has sole voting and shared dispositive power over 2,639,756 shares of Common Stock. As indicated in the Russell Schedule 13G, the address of Russell Investments is 1301 Second Avenue, Suite 1800, Seattle, Washington 98101.

(7)
This information is based on a Schedule 13G/A filed with the SEC on February 8, 2019 (the “Dimensional Schedule 13G/A”) by Dimensional Fund Advisors LP (“Dimensional Advisors”). The Dimensional Schedule 13G/A reports that Dimensional Advisors has sole voting power over 872,775 shares of Common Stock and sole dispositive power over 929,387 shares of Common Stock. Dimensional Advisors is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Advisors may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Advisors or its subsidiaries may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in the Dimensional Schedule 13G/A are owned by the Funds. Dimensional Advisors disclaims beneficial ownership of such securities. As indicated in the Dimensional Schedule 13G/A, the address of Dimensional Advisors is Building One, 6300 Bee Cave Road, Austin, Texas 78746.
(8)
This information is based on a Schedule 13G filed with the SEC on September 20, 2019 (the “Adage Schedule 13”) by Adage Capital Advisors, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Advisors, L.L.C., Robert Atchinson, and Phillip Gross (collectively, the “Adage Filing Group”). The Adage Schedule 13G reports that the Adage Filing Group and each of the members of the Adage Filing Group shares voting and dispositive power over 869,699 shares of Common Stock. As indicated in the Adage Schedule 13G, the address of the Adage Filing Group is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

Security Ownership of Directors and Executive Officers
The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of October 10, 2019, by each of the Company’s current directors and director nominees, each of the Company’s executive officers required to be listed pursuant to Item 402 of Regulation S-K, and all of the Company’s current directors and executive officers as a group, based on 17,093,166 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 411,271 shares of Common Stock on an as-converted basis, outstanding as of October 10, 2019. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. For purposes of this table, the Company has treated the Series A Preferred Stock as converted into Common Stock.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Non-Employee Directors:
Hamideh Assadi(2)	8,554	*
Allison M. Boersma(3)	4,612	*
Randy E. Clark(4)	21,928	*
Stacy Loretz-Congdon(5)	2,711	*
Charles F. Marcy(6)	17,189	*
David W. Ritterbush(7)	4,612	*
Named Executive Officers:
D. Deverl Maserang, II	0	*
Christopher P. Mottern(8)	42,113	*
Michael H. Keown(9)	48,700	*
David G. Robson(10)	19,807	*
Ellen D. Iobst(11)	5,682	*
Scott A. Siers(12)	29,884	*
Thomas J. Mattei, Jr.(13)	26,139	*
All directors and executive officers as a group(14) (16 individuals)	239,320	1.4

*
Less than 1%.

(1)
Percent of class is calculated based on total outstanding voting securities of 17,504,437, including 17,093,166 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 411,271 shares of Common Stock on an as-converted basis, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act, as of October 10, 2019, and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.

(2)
Includes 2,032 unvested shares of restricted stock.

(3)
Includes 2,711 unvested shares of restricted stock.

(4)
Includes 2,711 unvested shares of restricted stock.

(5)
Includes 2,711 unvested shares of restricted stock.

(6)
Includes 2,711 unvested shares of restricted stock.

(7)
Includes 2,711 unvested shares of restricted stock.

(8)
Includes 2,711 unvested shares of restricted stock.

(9)
Includes 3,004 shares of Common Stock beneficially owned by Mr. Keown through the ESOP, rounded to the nearest whole share, and 624 shares through the Company’s 401(k) plan, rounded to the nearest whole share.

(10)
Includes 17,903 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 947 unvested shares of restricted stock, 550 shares of Common Stock beneficially owned by Mr. Robson through the ESOP, rounded to the nearest whole share, and 407 shares of Common Stock beneficially owned by Mr. Robson through the Company’s 401(k) plan, rounded to the nearest whole share.

(11)
Includes 4,741 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 550 shares of Common Stock beneficially owned by Ms. Iobst through the ESOP, rounded to the nearest whole share, and 391 shares of Common Stock beneficially owned by Ms. Iobst through the Company’s 401(k) plan, rounded to the nearest whole share.

(12)
Includes 26,655 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 2,466 shares of Common Stock beneficially owned by Mr. Siers through the ESOP, rounded to the nearest whole share, and 335 shares of Common Stock beneficially owned by Mr. Siers through the Company’s 401(k) plan, rounded to the nearest whole share.

(13)
Includes 22,147 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 2,387 shares of Common Stock beneficially owned by Mr. Mattei through the ESOP, rounded to the nearest whole share, and 390 shares of Common Stock beneficially owned by Mr. Mattei through the Company’s 401(k) plan, rounded to the nearest whole share.

(14)
Includes 73,821 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 10,176 shares of Common Stock beneficially owned through the ESOP, rounded to the nearest whole share and 3,231 shares of Common Stock beneficially owned through the Company’s 401(k) plan, rounded to the nearest whole share.

YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE YOUR PROXY TODAY.
VOTE BY TELEPHONE
Have this proxy card available when you call the Toll-Free number (888) 391-6465 using a touch-tone telephone from the United States and follow the simple instructions presented to you.
VOTE BY INTERNET
Have this proxy card available when you access the website www.okapivote.com/FARM and follow the simple instructions presented to you.
VOTE BY MAIL
Please mark, sign and date your GOLD proxy card and return it in the postage-paid envelope provided or return it to:
OKAPI PARTNERS LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
(212) 297-0720
Shareholders Call Toll-Free at: (877) 274-8654
E-mail: info@okapipartners.com
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Your Internet or telephone vote must be received by 11:59 p.m. Central Standard Time on December 9, 2019 in order to be counted in the final tabulation.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE SIGN, DATE AND MAIL THE GOLD PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

GOLD PROXY CARDFARMER BROS. CO.2019 ANNUAL MEETING OF STOCKHOLDERSTHIS PROXY IS SOLICITED ON BEHALF OF JEANNE FARMER GROSSMANTHE BOARD OF DIRECTORS OF FARMER BROS. CO.IS NOT SOLICITING THIS PROXY PROXYThe undersigned stockholder of Farmer Bros. Co., a Delaware corporation (the “Company”), hereby constitutes and appoints Jeanne FarmerGrossman and Jonathan Michael Waite, and each of them, with full power of substitution and re-substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of the Company’s Common Stock, par value $1.00 per share, and all of the shares of the Company’s Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share (“Preferred Stock”), that the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at the Hilton Dallas/ Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092, on Tuesday, December 10, 2019, at 10:00 a.m., Central Standard Time, and at any continuations, postponements or adjournments thereof  (the “Annual Meeting”).The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock or Preferred Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Jeanne Farmer Grossman a reasonable time before this solicitation.IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF MR. MORTENSON, MR. WAITE, AND THE DIRECTOR CANDIDATES NOMINATED BY FARMER BROS. CO. OTHER THAN CHARLES F. MARCY AND CHRISTOPHER P. MOTTERN; “FOR” PROPOSAL 2; “ABSTAIN” ON PROPOSAL 3; AND “FOR” PROPOSAL 4. THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY!(CONTINUED, AND TO BE SIGNED AND DATED, ON THE OTHER SIDE)s PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Please mark vote as in this example: xJEANNE FARMER GROSSMAN STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, “ABSTAIN” ON PROPOSAL 3, AND “FOR” PROPOSAL 4.1. To elect Thomas William Mortensen, Jonathan Michael Waite, and the candidates who have been nominated by Farmer Bros. Co. to serve as directors other than Charles F. Marcy and Christopher P. Mottern (the “Excluded Company Nominees”), for whom we are NOT seeking authority to vote and WILL NOT exercise any such authority.FOR ALL WITHHOLD FOR ALL NOMINEES ALL EXCEPT o o oNOTE: If you do not wish for your shares to be voted “FOR” Mr. Mortensen, Mr. Waite or the Farmer Bros. Co. nominee, mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) as applicable.There is no assurance that any of the Farmer Bros. Co. nominees will serve as directors if one or both of Mr. Mortenson or Mr. Waite is elected to the Board. Jeanne Farmer Grossman does not expect that either of Mr. Mortenson or Mr. Waite will be unable to stand for election, but, in the event that either of Mr. Mortenson or Mr. Waite is unable to serve or for good cause will not serve, the shares of Common Stock and Preferred Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s bylaws and applicable law.Signature DateSignature (if held jointly) DateTitle or AuthorityPlease sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.2. The Company’s proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.o FOR o AGAINST o ABSTAIN3. The Company’s advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers.o FOR o AGAINST o ABSTAIN4. The Company’s proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors, beginning at the 2020 annual meeting.o FOR o AGAINST o ABSTAINPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.KEEP THIS PORTION FOR YOUR RECORDSElectronic Voting InstructionsYou can vote by Internet or telephone! Available 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.Proxies submitted by Internet or telephone must be received by11:59 p.m. (CT) on December 9, 2019.Vote by Internet• Log on to the Internet and go toOkapiVote.com/FARM• Follow the steps outlined on the secure website.Vote by telephone• At NO CHARGE to you, call toll free (888) 391-6465 within the USA, US territories & Canada any time on a touch tone telephone.